TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CURRENT OUTLOOK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 35 Page 2 of 35

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Page 3 of 35

LETTER FROM ROBERT Dear Investor, Our financial results in Q1 FY2021 were strong despite the continued negative impact of the pandemic on our business. Compared to Q4 FY2020 revenue grew, and the rate of year-over-year revenue decline improved sequentially, with reported revenue and organic constant-currency revenue down 7% and 10%, respectively. Our profitability was strong, with operating income and adjusted EBITDA up 42% and 11% year-over-year, respectively, as a result of continued efficiency improvements and recent cost reductions. Cash flow from operations and adjusted free cash flow were up 68% and 128% year over year, respectively, and we repaid $84 million of debt. It was about this time two years ago we began taking the broad series of actions to drive the focus and operational execution that I first described publicly in my quarterly letter on January 30, 2019. While we are still impacted by the pandemic, it's necessary and helpful to keep perspective on our progress, which is evident by comparing our most recent financials against the same quarter two years ago. Revenue was roughly flat compared to the same period in FY2019. This is far below our aspiration for growth but is the result of two major factors that we have discussed extensively: the planned pullback of unprofitable advertising at Vistaprint and the unforeseen revenue impact from the pandemic. On the other hand, as shown in more detail on the following page, compared to two years ago we have dramatically improved our operating income, cash flow from operations, and adjusted free cash flow, and more than doubled adjusted EBITDA. These bottom-line results are a direct result of execution of our strategy and of the realization of returns on past investments. During the same two-year period, our net debt rose from $828 million to $1,361 million, after investing $271 million to acquire BuildASign and $683 million in share repurchases that brought our weighted average diluted share count down from 31 million to 26 million. Looking to the near-term financial future, the pandemic makes it difficult to predict our second quarter with precision. The strength we've seen in consumer products at BuildASign since March is a positive indicator for holiday-related products, but to some extent will be offset by the impact of rising infection rates and renewed pandemic-related government restrictions. We are monitoring this closely and will continue to maintain flexibility as we execute through the second quarter and beyond. Last quarter I wrote that we believed we could achieve similar profitability in FY2021 as we delivered in the trailing- twelve-month period ended December 31, 2019 even if revenue results were down about 5% from those December trailing-twelve-month levels and assuming no material increase in investment levels. This remains true. Looking to the future beyond the pandemic, in Q1 we stayed focused on execution while also maintaining our growth investments in technology, data and analytics, new product introductions and customer experience improvements. Importantly, we recently acquired 99designs because customer research and our existing design services both indicate that small businesses who purchase graphic design spend more on the products that Vistaprint wants to sell. 99designs should enable Vistaprint to serve customer design needs at scale, increase our addressable market, and help attract and retain higher lifetime value customers. We look forward to combining the demand side of Vistaprint with the supply side of 99designs to create a leading two-sided network in service of these objectives. These pandemic times continue to be challenging but I am inspired by our team members and the resilience of our customers, so I remain confident in Cimpress' future and our ability to create value for all our stakeholders. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 35

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME (LOSS) FROM OPERATIONS:

	Q1 FY2019	Q1 FY2020	Q1 FY2021
Vistaprint	$ 345,320	$ 343,171	$ 329,291
PrintBrothers	101,389	109,290	100,112
The Print Group	71,000	72,258	66,437
National Pen	65,971	70,163	67,649
All Other Businesses	7,715	42,276	43,478
Inter-segment eliminations	(2,414)	(3,199)	(20,467)
Total revenue	**$ 588,981**	**$ 633,959**	**$ 586,500**
Reported revenue growth	*5 %*	*8 %*	*(7)%*
Organic constant currency revenue growth	*8 %*	*4 %*	*(10)%*
Income (loss) from operations	**$ (5,988)**	**$ 25,379**	**$ 35,986**
Income (loss) from operations margin	*(1)%*	*4 %*	*6 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q1 FY2019	Q1 FY2020	Q1 FY2021
Vistaprint	$ 65,541	$ 87,303	$ 90,157
PrintBrothers	10,571	10,777	9,715
The Print Group	11,846	13,634	12,183
National Pen	(16,468)	(9,850)	(10,671)
All Other Businesses	(4,722)	1,717	8,609
Total segment EBITDA	**$ 66,768**	**$ 103,581**	**$ 109,993**
Central and corporate costs	(30,767)	(34,152)	(29,870)
Unallocated share-based compensation	(4,068)	499	(1,150)
Exclude: share-based compensation included in segment EBITDA	8,917	4,750	8,283
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	1,607	4,838	1,217
Adjusted EBITDA	**$ 42,457**	**$ 79,516**	**$ 88,473**
Adjusted EBITDA margin	*7 %*	*13 %*	*15 %*
Adjusted EBITDA year-over-year growth	*(7)%*	*87 %*	*11 %*

CASH FLOW AND OTHER METRICS:

	Q1 FY2019	Q1 FY2020	Q1 FY2021
Net cash provided by operating activities	$ 22,220	$ 62,905	$ 105,681
Net cash used in investing activities[1]	(49,568)	(29,363)	(21,084)
Net cash provided by (used in) financing activities	31,643	(33,005)	(91,979)
Adjusted free cash flow	(10,061)	36,241	82,494
Cash interest related to borrowing	5,700	9,384	9,078

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 35

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q1 FY2019	Q1 FY2020	Q1 FY2021
Adjusted EBITDA	$ 42,457	$ 79,516	$ 88,473
Cash restructuring payments	(1,231)	(2,262)	(2,515)
Cash taxes	(5,449)	(4,472)	(352)
Other changes in net working capital and other reconciling items	(7,857)	(493)	29,153
Purchases of property, plant and equipment	(21,026)	(14,193)	(8,383)
Purchases of intangible assets not related to acquisitions	(22)	—	—
Capitalization of software and website development costs	(11,233)	(12,471)	(14,804)
Adjusted free cash flow before cash interest related to borrowing	**$ (4,361)**	**$ 45,625**	**$ 91,572**
Cash interest related to borrowing	(5,700)	(9,384)	(9,078)
Adjusted free cash flow	**$ (10,061)**	**$ 36,241**	**$ 82,494**

Q1 FY2021 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$88.5
($2.5)
($0.4)
$29.2
($8.4)
($14.8)
$91.6
($9.1)
$82.5
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 35

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data



Revenue &
Reported Revenue Growth (Decline) (1)
$589
$826
$662
$675
$634
$820
$598
$429
$587
5%
8%
4%
7%
8%
(1)%
(10)%
(36)%
(7)%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.



Organic Constant-Currency Revenue
Growth (Decline)
8%
6%
3%
5%
4%
—%
(9)%
(36)%
(10)%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21



Cash Flow from Operations
$22
$183
$17
$109
$63
$202
$19
$54
$106
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21



Adjusted Free Cash Flow &
Cash Interest Related to Borrowing (2)
Adj. FCF
Interest
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

	Q119	Q219	Q319	Q419	Q120	Q220	Q320	Q420	Q121
Adj. FCF	($10)	$155	($15)	$82	$36	$177	($4)	$34	$82
Interest (2)	$6	$20	$8	$22	$9	$24	$9	$30	$9

(2) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 35

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data

GAAP Operating Income (Loss) & Adjusted EBITDA



GAAP OI (Loss)
Adjusted EBITDA
($6)
$42
$91
$138
$30
$89
$49
$117
$25
$80
$122
$186
($88)
$71
($3)
$64
$36
$88
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Net Income (Loss) Attributable to Cimpress



$(15)
$69
$7
$34
$20
$190
$(85)
$(42)
$(11)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21

Net Debt (1)



Cash / cash equivalents
High yield notes
2nd lien notes
Term loan
Revolver
Other debt
$48
($400)
($279)
($191)
($6)
($828)
$48
($400)
($274)
($376)
($10)
($1,012)
$44
($400)
($516)
($156)
($16)
($1,044)
$35
($400)
($505)
($116)
($14)
($1,000)
$31
($400)
($491)
($331)
($17)
($1,208)
$37
($400)
($478)
($488)
($15)
($1,344)
$228
($600)
($452)
($612)
($14)
($1,450)
$45
($600)
($300)
($148)
($422)
($12)
($1,437)
$40
($600)
($300)
($146)
($344)
($11)
($1,361)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Weighted Average Shares Outstanding (Millions) (2)



Basic
Diluted
30.9
31.8
31.5
31.3
30.5
27.9
30.9
30.9
30.8
30.6
29.7
27.0
26.0
25.9
25.9
26.0
25.9
25.9
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

(1) Excludes debt issuance costs, debt premiums and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 35

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue** and **organic constant-currency revenue** declined 7% and 10%, respectively, in Q1. The pandemic continues to negatively impact our revenue results, but the year-over-year decline was less severe in Q1 compared to Q4 across all segments. Below is a view of our revenue results by segment for the first quarter:

	Q1 revenue change FY21 versus FY20	
Segment:	Reported	Organic Constant-Currency
Vistaprint	(4)%	(5)%
Combined Upload and Print	(8)%	(14)%
National Pen	(4)%	(5)%
All Other Businesses	3%	6%
Total	**(7)%**	**(10)%**

These results vary by segment because each business has a different product mix and customers with unique challenges such as the cancellation of events, and opportunities, such as what we have seen in certain consumer products. Revenue from new products introduced in reaction to the pandemic such as face masks account for about 8% of total revenue for the quarter.

Q1 FY2021 **GAAP operating income** increased $10.6 million year over year to $36.0 million. The negative revenue impact of the pandemic was offset by variable cost controls, advertising efficiency and fixed cost savings. We also had a year-over-year decrease in restructuring charges of $2.3 million. Our GAAP operating income benefited from about $4.0 million of COVID-19-related government incentives, primarily to offset wages for manufacturing and customer service team members in countries where demand decreased but roles were maintained.

Adjusted EBITDA for Q1 FY2021 was $88.5 million, up 11% from Q1 FY2020 for many of the same reasons as the increase in operating income. Note that share-based compensation, restructuring charges and depreciation and amortization are excluded from our adjusted EBITDA calculation. Another difference between operating income and adjusted EBITDA is the inclusion of realized gains or losses on currency derivatives intended to hedge EBITDA, the details of which can be found on page 20. The year-over-year net impact of currency on adjusted EBITDA was minimal for the quarter.

(continued on next page)

2-Year Stacked Reported Revenue Growth


Earlier period
Later period
32%
40%
20%
19%
13%
7%
4%
1%
(29)%
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20
Q3'19+Q3'20
Q4'19+Q4'20
Q1'20+Q1'21

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
20%
17%
14%
16%
12%
6%
(6)%
(31)%
(6)%
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19
Q1'19+Q1'20
Q2'19+Q2'20
Q3'19+Q3'20
Q4'19+Q4'20
Q1'20+Q1'21

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


($6)
$91
$30
$49
$25
$122
($88)
($3)
$36
(1)%
11%
5%
7%
4%
15%
(15)%
(1)%
6%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Adjusted EBITDA ($M) & Margin (%) (Quarterly)


$42
$138
$89
$117
$80
$186
$71
$64
$88
7%
17%
13%
17%
13%
23%
12%
15%
15%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 35

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

GAAP net income (loss) per diluted share for the first quarter was $(0.41), versus $0.66 in the same quarter a year ago, as the year-over-year increase in operating income was more than offset by increased interest expense, as well as the recognition of non-operational, non-cash year-over-year currency losses in other income (expense), net (details on page 20).

Gross profit (revenue minus the cost of revenue) decreased year over year by $20.6 million in the first quarter, due to the pandemic-induced revenue decrease, partially offset by cost reductions and approximately $3.1 million of government wage incentives recognized during the quarter in cost of revenue. Currency had a positive impact on gross profit for the quarter.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the first quarter was 49.0%, up slightly compared to the same quarter a year ago despite the significant pandemic-driven revenue declines.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $3.6 million in the first quarter. The decrease in gross profit mentioned above was more than offset by a material reduction in advertising spend across our businesses through the quarter in response to reduced demand but also as a result of continued improvement in performance advertising efficiency in Vistaprint. Payment processing fees also decreased in line with revenue. Currency movements benefited contribution profit year over year.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the first quarter was 35.5%, up from 32.3% in the same quarter a year ago.

Advertising as a percent of revenue decreased year over year for the first quarter from 14.7% to 11.8%, for the same reasons described above.



GAAP Operating Income & Adj. EBITDA
($M)
(TTM)
TTM OI
TTM Adj EBITDA
$323
$327
$347
$387
$424
$471
$453
$400
$409
$105
$123
$136
$164
$195
$226
$109
$56
$67
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21



Gross Profit ($M) & Gross Margin (%)
Gross Profit
Gross Margin %
$287
$414
$319
$330
$308
$426
$288
$210
$288
48.6%
50.2%
48.2%
48.9%
48.6%
52.0%
48.2%
48.8%
49.0%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21



Contribution Profit ($M) & Contribution Margin (%)
Contribution Profit
Contribution Margin %
$163
$266
$210
$239
$205
$317
$201
$166
$208
27.7%
32.3%
31.8%
35.4%
32.3%
38.6%
33.7%
38.6%
35.5%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 35

CASH FLOW & RETURN ON INVESTED CAPITAL

We generated $105.7 million of **cash from operations** in Q1 FY2021, compared with $62.9 million in the year-ago period. In addition to the $9.0 million increase in adjusted EBITDA as described on page 9 of this document, cash flow from operations benefited from a $29.2 million working capital inflow driven by increased spend in operating expenses, COGS, and external marketing relative to last quarter, which more than offset the anticipated Q1 FY2021 outflow of supplier and rent payments deferred from Q4 FY2020 as a result of the pandemic which totaled approximately $30 million. Cash flow from operations also benefited from $4.1 million lower cash taxes partially due to a tax refund received in the quarter.

Adjusted free cash flow was $82.5 million in the first quarter of FY2021 compared to $36.2 million in the same period a year ago. Adjusted free cash flow increased as a result of similar factors as our operating cash flow. In addition, in Q1 FY2021 an increase in capitalized software spend was offset by lower spend in capital expenditures which resulted in a combined year-over-year decrease of $3.5 million.

Internally, our most important annual performance metric is **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

The GAAP operating measures that we use as a basis to calculate **adjusted return on invested capital** (adjusted ROIC) are total debt, total shareholders' equity, and operating income. Debt increased compared to the year-ago period. Excess cash is excluded from our calculation of invested capital. On a trailing-twelve-month basis, adjusted ROIC as of September 30, 2020 declined slightly compared to the prior-year, but increased sequentially due to the improvements in profitability since June. Excluding share-based compensation, adjusted ROIC increased both year over year and sequentially.

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (Quarterly)


FCF
Interest
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q2FY21

	Q119	Q219	Q319	Q419	Q120	Q220	Q320	Q420	Q121
Adj. FCF	($10)	$155	($15)	$82	$36	$177	($4)	$34	$82
Interest	$6	$20	$8	$22	$9	$24	$9	$30	$9

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (TTM)


FCF
Interest
$48
$142
$53
$165
$55
$153
$57
$212
$60
$258
$64
$281
$65
$292
$73
$244
$73
$290
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Adjusted Return on Invested Capital (TTM)


Adjusted ROIC
Adjusted ROIC ex SBC
18%
13%
17%
14%
18%
16%
21%
19%
23%
22%
27%
25%
26%
23%
22%
20%
25%
21%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 35

CASH FLOW & ROIC (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)


$22 $183 $17 $109 $63 $202 $19 $54 $106
Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21

Cash Flow from Operations ($M) (TTM)


$198 $221 $270 $331 $372 $391 $393 $338 $381
Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$7 $6 $1
$20 $20
$11 $8 $3
$23 $22 $1
$11 $9 $2
$24 $24
$11 $9 $2
$34 $30 $4
$12 $9 $3
Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$111 $49 $48 $14
$110 $49 $53 $8
$62 $55 $7
$63 $57 $6
$67 $60 $7
$71 $64 $7
$71 $65 $6
$82 $73 $9
$82 $73 $9
Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital Expenditures
Capitalized Software
$32 $11 $21
$29 $11 $18
$32 $13 $19
$27 $14 $13
$26 $12 $14
$25 $11 $14
$23 $12 $11
$20 $8 $12
$23 $15 $8
Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital Expenditures
Capitalized Software
$104 $43 $61
$106 $45 $61
$117 $46 $71
$120 $49 $71
$114 $50 $64
$110 $50 $60
$101 $50 $51
$94 $44 $50
$91 $46 $45
Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 35

DEBT & SHARE REPURCHASES

As of September 30, 2020, our **total debt** net of issuance costs, was $1,354.2 million. **Net debt**, excluding issuance costs, other debt discounts and premiums and net of cash on the balance sheet, was $1,360.6 million down from $1,437.2 million as of June 30, 2020.

As previously described, during Q4 FY20 we amended our credit facility to ensure financial flexibility while we are responding to the effects of the pandemic. The credit facility amendment suspends pre-existing maintenance covenants including the total and senior secured leverage covenants and interest coverage ratio covenant, until the publication of results for the quarter ending December 31, 2021, for which quarter the pre-amendment maintenance covenants will be reinstated. The covenant suspension period could end earlier at our election if we have total leverage equal to or lower than 4.75x annualized EBITDA for each of two consecutive quarters and are compliant with the pre-amendment maintenance covenants (note in Q1 FY2021 we met this total leverage to annualized EBITDA test). During the suspension period, we have new maintenance covenants requiring minimum liquidity (defined as unrestricted cash plus unused revolver) of $50 million and EBITDA (as defined in our debt agreements) above zero in each of the quarters ending June 30 and September 30, 2021. Our liquidity (unrestricted cash plus available revolver) increased from $468.6 million as of June 30, 2020 to $542.8 million as of September 30, 2020.

The calculation of our debt-covenant-defined leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For that reason, we will continue to provide visibility to our leverage ratio during the covenant suspension period, which was a **total leverage ratio** of 3.41 as of September 30, 2020, a decrease from 3.57 as of June 30, 2020, and **senior secured leverage ratio** of 1.98, also a decrease from last quarter. These calculations are based on gross leverage and do not reflect cash on the balance sheet.

We did not repurchase any shares during Q1 FY2021. As part of the recent amendment to our credit facility we are not able to repurchase shares during the covenant suspension period.

Total Leverage Ratio*


2.81
3.21
3.19
2.74
3.00
2.99
3.42
3.57
3.41
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

**Total leverage ratio as calculated in accordance with our debt covenants*

Amount Available for Borrowing ($M)


$564
$424
$439
$604
$522
$531
$485
$424
$502
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Interest Expense Related to Borrowing ($M)*
(Income Statement View)


$12
$14
$15
$14
$15
$16
$17
$28
$31
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*

Share Repurchases ($M)


$—
$14
$12
$29
$232
$305
$89
$—
$—
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 35

SEGMENT RESULTS VISTAPRINT Revenue ($M) & Reported Revenue Vistaprint's Q1 FY2021 reported revenue declined 4% Growth on a reported basis and 5% in constant currencies Quarterly driven by reduced demand as a result of the $433 $345 $359 $360 $343 $316 $245 $329 6% pandemic, partially offset by the sale of pandemic- 1% (2)% (2)% (1)% (2)% (4)% (12)% related products such as face masks. The year-over- (32%) year decline in Q1 FY2021 was significantly improved from the 32% year-over-year decline in Q4 FY2020 reported revenue. Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Vistaprint's segment EBITDA improved year over year by $2.9 million in Q1 FY2021 despite the impact of Organic Constant-Currency Revenue the pandemic as a result of reductions to Vistaprint's Growth variable and discretionary costs, including $2.5 million Quarterly of government incentives to offset wages in locations 7% 3% 1% —% 1% (2)% (5)% where demand decreased materially but roles were (11)% maintained. Advertising spend was 11% of segment (31)% revenue in Q1, up sequentially from 8% in Q4, but down from 15% last year. During the first quarter, return on advertising spend targets were expanded Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 beyond the first-order profitability targets used in Q4 FY2020, and Vistaprint made some modest investments in upper-funnel advertising. As 2-Year Stacked Organic Constant- mentioned in our Q4 FY2020 earnings release, we Currency anticipated that absolute spend would increase from Revenue Growth Q4 FY2020 levels in FY2021 while we continue to Earlier period Later period benefit from efficiency gains of improved usage of 8% 1% data and tooling. Other Q1 operating expenses 1% 1% 1% 3% —% (5)% increased year over year as the business resumed 7% (11)% (2)% (4)% hiring and increased spend related to customer (10)% (31)% experience in anticipation of the upcoming holiday (31)% season, partially offset by technology restructuring Q1'19+Q1'20 Q2'19+Q2'20 Q3'19+Q3'20 Q4'19+Q4'20 Q1'20+Q1'21 savings and reduced spend for consulting projects compared to the prior year. Segment EBITDA ($M) & Segment EBITDA Vistaprint continues to progress on the multi-year Margin* project to rebuild its technology infrastructure. To Quarterly date, we have launched new sites in seven $139 geographies, constantly iterating and improving $103 $88 $94 $90 $87 $74 capabilities on the site along with new processes that $66 $66 32% 25% 26% 25% 27% 27% help improve customer experience. We plan to launch 19% 23% 23% in successively larger markets over the next nine months. Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Vistaprint drove approximately $36 million of revenue related to face masks during the quarter, offered Vistaprint Advertising ($M) & as % of entirely on the new platform. We believe that face Revenue masks, although not expected to be a long-term $92 product, illustrate the speed, flexibility, user $74 $62 $61 $54 $53 experience and mobile functionality that will be $45 $35 possible in the future as we rollout and improve our 22% 21% $19 17% 15% 15% 14% 14% platform and improve our user experience 11% development capabilities. 8% Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3 FY20 Q4 FY20 Q1 FY21 Please see non-GAAP reconciliations at the end of this document. Page 14 of 35

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q1 FY2021 declined year over year by 8% in USD, or 14% on an organic constant-currency basis, as the effects of the pandemic continued to have a negative impact on demand in Q1, although revenue performance significantly improved since Q4 FY2020 when combined revenue was down 42% year over year on both a reported and constant currency basis. The improvements in demand were a reflection of fewer lockdowns in geographies these businesses serve in comparison to the early part of Q4 FY2020. In addition, The Print Group benefited from increased inter-segment sales of pandemic-related products which is included in segment results but eliminated at the consolidated level.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) decreased by 10%, or $2.5 million, year over year in Q1 FY2021, as revenue declines in Q1 impacted profitability. We continued to control variable and discretionary costs in these businesses, and drove efficiency gains by leveraging our mass customization platform to shift production to lower-cost sources, which resulted in roughly flat EBITDA margins year-over-year. These businesses also received approximately $1.5 million of pandemic-related government incentives to offset wages in locations that experienced significant demand decreases but where roles were maintained.

We continue to invest in key areas within our upload and print businesses to ensure they work more closely together to exploit scale advantages and improve their cost competitiveness. These businesses also continue to invest in modernized e-commerce technologies and increasing adoption of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de

druck at

Drukwerkdeal

THE PRINT GROUP:

pixartprinting

exaprint

TRADEPRINT.CO.UK

easyflyer

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 35

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly


$101
10%
$116
8%
$109
5%
$117
8%
$109
8%
$127
9%
$109
—%
$73
(38)%
$100
(8)%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Organic Constant-Currency Revenue Growth Quarterly


12%
12%
14%
15%
13%
8%
—%
(39)%
(15)%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
25%
13%
12%
20%
8%
12%
14%
—%
14%
15%
(39)%
(24)%
13%
(15)%
(2)%
Q1'19+Q1'20
Q2'19+Q2'20
Q3'19+Q3'20
Q4'19+Q4'20
Q1'20+Q1'21

Note: results for these businesses were recast back to FY2017, therefore, we are not able to calculate growth rates prior to FY2018.

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$11
10%
$12
10%
$8
7%
$13
11%
$11
10%
$16
13%
$9
8%
$3
5%
$10
10%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly


$71
4%
$88
3%
$79
(2)%
$88
3%
$72
2%
$88
—%
$69
(13)%
$66
(47)%
$66
(8)%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Organic Constant-Currency Revenue Growth Quarterly


5%
6%
6%
9%
7%
3%
(10)%
(46)%
(12)%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
12%
7%
5%
9%
3%
6%
6%
(10)%
(4)%
9%
(46)%
(37)%
7%
(12)%
(5)%
Q1'19+Q1'20
Q2'19+Q2'20
Q3'19+Q3'20
Q4'19+Q4'20
Q1'20+Q1'21

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly


$12
17%
$16
19%
$16
20%
23%
$14
19%
$18
21%
$11
16%
$9
19%
$12
18%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 35

NATIONAL PEN

National Pen's Q1 FY2021 revenue declined 4% on a reported basis and 5% on an organic constant-currency basis, a significant improvement compared to the Q4 FY2020 decline of 53% on a reported and constant-currency basis. This sequential change is due to a partial recovery of sales of writing instruments and other promotional products, as well as sales of pandemic-related products sold directly to customers and to other Cimpress businesses. The year-over-year decline in National Pen's core products are most evident in its sales to larger businesses due to cancelled trade shows and other large-scale events. National Pen's e-commerce and direct mail channels are showing more resiliency and delivered year-over-year gains in advertising spend efficiency this quarter.

Segment EBITDA (loss) worsened year over year by $0.8 million in Q1 FY2021. The impacts of lower revenue on National Pen's fixed cost base negatively impacted profitability this quarter in comparison to the year ago period, partially offset by reduced variable cost, advertising, and discretionary spend.

National Pen has been preparing for what is typically its peak season for revenue and profitability in the second quarter. We expect that to be the case this year as well, however investment levels are appropriately lower as we expect the pandemic to continue to depress revenue year over year.

National Pen continued to play a valuable role this quarter in the execution and fulfillment of face masks for multiple Cimpress businesses in North America. We continue to make investments in National Pen's e-commerce and other technology capabilities, based on the capabilities of the mass customization platform.


Revenue ($M) & Reported Revenue Growth
Quarterly
$66
10%
$133
5%
$80
(2)%
$70
6%
$70
6%
$128
(4)%
$68
(14)%
$33
(53)%
$68
(4%)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21


Organic Constant-Currency Revenue Growth
Quarterly
11%
7%
1%
8%
8%
(3)%
(13)%
(53%)
(5%)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21


Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin
Quarterly
(25)%
$(16)
$27
20%
$—
—%
$7
10%
(14)%
$(10)
$28
22%
(2)%
$(1)
(29)%
$(9)
(16%)
$(11)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 35

ALL OTHER BUSINESSES

This segment delivered increased year-over-year revenue and EBITDA during Q1 FY2021, mostly driven by strong performance from BuildASign, whose home décor and pandemic-focused signage products continued to generate strong results. In addition, the business benefited from higher volumes of political signage in comparison to the prior year due to the 2020 U.S. presidential election and down-ballot races. The effects of the pandemic negatively impacted revenue in our smaller Printi and YSD businesses.

Q1 FY2021 segment EBITDA improved year over year by $6.9 million. Each business improved its profitability compared to last year, with the overall improvement primarily driven by revenue growth and advertising efficiency in BuildASign. Printi and YSD reduced losses despite the pandemic-related drop in demand through improved efficiency. Our Q4 FY2020 divestiture of loss-making VIDA also contributed to year-over-year profit improvements in the first quarter. Segment EBITDA margin improved substantially year over year from 4% last year to 20% in Q1 FY2021.

Revenue ($M) & Reported Revenue Growth*
Quarterly



Revenue
Reported Revenue Growth
$8
$48
$38
$42
$42
$50
$39
$43
$43
(59)%
544%
443%
500%
448%
3%
3%
1%
3%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

**Reported revenue growth from Q2FY2019 through Q1FY2020 benefits from the timing of the BuildASign acquisition on October 1, 2018.*

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. We expect fluctuations in growth as each of their business models rapidly evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.

Organic Constant-Currency Revenue Growth
Quarterly



41%
12%
(15)%
—%
(4)%
4%
5%
4%
6%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin
Quarterly



$(5)
(61)%
(5)%
$(2)
$(1)
(3)%
$2
4%
$2
4%
$4
7%
$3
8%
$9
21%
$9
20%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 35

CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 8% year over year in Q1 FY2021 from $33.7 million to $31.0 million, due to lower central operating and corporate costs, partially offset by increased unallocated share-based compensation (SBC) expense.

Excluding unallocated SBC, central and corporate costs were down 13%, or $4.3 million, year over year during the first quarter. This is due to a combination of savings from the technology reorganization implemented in Q4 FY2020, lower professional fees and reduced travel expense in these organizations.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt pre-existing ones. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being used in Vistaprint, National Pen and multiple Upload and Print businesses, and technologies that improve customer experience, drive higher conversion rates and automate manual processes.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards that accompany some of the SPSUs are included in this category.

Central and Corporate Costs ($M)*
Quarterly


Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$35
$4
$5
$15
$11
$19
$6
$15
$9
$(11)
$32
$—
$6
$16
$10
$32
$3
$5
$15
$9
$34
$6
$17
$12
$(1)
$39
$3
$6
$17
$13
$39
$4
$6
$17
$12
$30
$1
$5
$14
$10
$31
$1
$6
$14
$10
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

**Q2 FY2019 Central and Corporate Costs were impacted by the reversal of the previously recognized $15.4 million expense for our SPSUs, when we concluded that the achievement of the performance condition was no longer probable. Please see our Q2 FY2019 "Quarterly Earnings Document" for more context.*

Central and Corporate Costs Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)


$31
5%
$30
4%
$31
5%
$29
4%
$34
5%
$36
4%
$35
6%
$29
7%
$30
5%
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 35

CURRENCY IMPACTS

Changes in currency rates positively impacted our year-over-year reported revenue growth rate by 200 basis points in Q1 FY2021, though this impacted some segments more than others. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. As such, we look at constant-currency growth rates to understand revenue trends in the absence of currency movements but typically evaluate our bottom line inclusive of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was ($8.8) million in Q1 FY2021. The vast majority of this is currency related, as follows:

- Realized gains on certain currency hedges were $1.2 million for the first quarter. These realized gains affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Unrealized currency net losses of approximately $10.0 million in Q1 were primarily related to the revaluation of currency derivatives and intercompany, cash and debt balances. These are included in our net income but excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

Financial Measure	Y/Y Impact from Currency* Q1 FY2021
Revenue	Positive
Operating income	Positive
Net income	Negative
Segment EBITDA	Positive
Adjusted EBITDA	Negative
Adjusted free cash flow	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*


Other Income (Expense), Net ($M)
$10
$10
($2)
$9
$16
($9)
$23
($6)
($9)
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21


Realized Gains (Losses) on Certain Currency Derivatives ($M)
$2
$7
$5
$6
$5
$10
$5
$4
$1
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 35

CURRENT OUTLOOK Our near-term outlook continues to evolve in light of the COVID-19 pandemic. As described above, our most recent consolidated revenue results, while still down year over year, have improved significantly from the lows we experienced in late March and early April. While revenue in Q1 2021 increased sequentially over Q4 2020, year- over-year declines increased slightly through the first quarter as COVID-specific new products represented a smaller percentage of our increased overall revenue and some of the activity that typically drives increased volume this time of year such as events and trade shows were not happening due to the pandemic. As described last quarter and at our investor day in August, we have removed some of the cost constraints that we put in place in March and April and will be disciplined in adding additional costs back given the uncertainty of the shape and timing of a sustained full demand recovery, particularly as we move into what is typically our seasonally highest quarter of revenue and profit in Q2. The FY2021 cost commentary we shared last quarter and at investor day remains unchanged. In summary: • We continue to manage our variable and semi-variable costs in line with demand (i.e., we seek to keep these costs as a percent of revenue approximately the same). • Our advertising spend remains an important lever that we can flex up or down with demand. We had implemented first order payback thresholds to preserve liquidity at the peak of uncertainty with the pandemic, but we extended thresholds beyond first order payback in Q1, as we want to be allocating capital to advertising where returns are justified. In Q1 FY2021 consolidated advertising as a percent of revenue was 11.8% up from 8.3% in Q4 2020. We expect this to increase going forward as we invest in full funnel advertising in Vistaprint. • When comparing to our fixed costs for the trailing-twelve-month period ended December 2019 prior to the pandemic and factoring in costs that we have already resumed or decided to reinstate, we still expect the impact of temporary fixed cost reductions in FY2021 to be a benefit of approximately $20 million and we expect the impact of permanent fixed cost reductions to be a benefit of approximately $30 million. • Capital expenditures are still being tightly controlled, with our focus on required maintenance spend as well as investments with clear payback such as those for new product introduction. • We expect cash taxes to remain low in FY2021 relative to past years' trends, largely due to refunds from net operating loss carry-backs in the U.S. as a result of the CARES Act. • Cash interest expense is expected to increase in FY2021 versus FY2020 by roughly $20 million. When considering working capital changes for the remainder of FY2021, we continue to have about $20 million of remaining supplier, indirect tax, payroll tax, and lease payments that were delayed from Q4 FY2020 and will come due in the December and March quarters. We continue to expect the impact of these delayed payments will be partially offset by working capital improvements if demand continues to recover since most of our businesses have negative working capital which, over the course of a full year, generally leads to inflows from working capital if we are growing relative to the prior period. When considering the impact of currency exchange fluctuations, we continue to expect the year-over-year EBITDA impact from currency to be negative due to less favorable average contracted rates on currency hedges relative to FY2020. Finally, 99designs should add roughly $60 million of annualized revenue and an immaterial amount of segment EBITDA on its own, which will be included in the Vistaprint reporting segment. We will begin to create value together with combined customer offers through the remainder of FY2021, but we expect the near-term revenue impact of these new activities will not be material to Vistaprint's total revenue. Please see non-GAAP reconciliations at the end of this document. Page 21 of 35

CIMPRESS PLC
CONSOLIDATED BALANCE SHEETS
(unaudited in thousands, except share and per share data)

	September 30, 2020	June 30, 2020
Assets		
Current assets:		
Cash and cash equivalents	$ 40,229	$ 45,021
Accounts receivable, net of allowances of $10,328 and $9,651, respectively	47,549	34,596
Inventory	91,504	80,179
Prepaid expenses and other current assets	82,408	88,608
Total current assets	261,690	248,404
Property, plant and equipment, net	330,309	338,659
Operating lease assets, net	146,557	156,258
Software and website development costs, net	77,595	71,465
Deferred tax assets	146,807	143,496
Goodwill	637,568	621,904
Intangible assets, net	200,493	209,228
Other assets	21,010	25,592
Total assets	$ 1,822,029	$ 1,815,006
Liabilities, noncontrolling interests and shareholders' deficit		
Current liabilities:		
Accounts payable	$ 211,087	$ 163,891
Accrued expenses	243,821	210,764
Deferred revenue	36,390	39,130
Short-term debt	22,666	17,933
Operating lease liabilities, current	39,426	41,772
Other current liabilities	21,589	13,268
Total current liabilities	574,979	486,758
Deferred tax liabilities	33,057	33,811
Long-term debt	1,331,549	1,415,657
Operating lease liabilities, non-current	119,817	128,963
Other liabilities	105,845	88,187
Total liabilities	2,165,247	2,153,376
Commitments and contingencies		
Redeemable noncontrolling interests	71,209	69,106
Shareholders' deficit:		
Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; 26,003,649 and 25,885,675 shares outstanding, respectively	615	615
Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding (1)	28	28
Treasury shares, at cost,18,076,978 and 18,194,952 shares, respectively	(1,368,723)	(1,376,496)
Additional paid-in capital	433,827	438,616
Retained earnings	607,682	618,437
Accumulated other comprehensive loss	(87,856)	(88,676)
Total shareholders' deficit	(414,427)	(407,476)
Total liabilities, noncontrolling interests and shareholders' deficit	$ 1,822,029	$ 1,815,006

(1) In conjunction with the cross-border merger to Ireland, 25,000 Cimpress plc deferred ordinary shares were issued to meet the statutory minimum capital requirements of an Irish public limited company. These deferred ordinary shares do not dilute the economic ownership of Cimpress plc shareholders as they have no voting rights, and do not entitle the holders to dividends or distributions, or to participate in surplus assets beyond the nominal value of the shares.

Page 22 of 35

CIMPRESS PLC CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited in thousands, except share and per share data) Three Months Ended September 30, 2020 2019 Revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $586,500 $633,959 Cost of revenue (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 298,844 325,665 Technology and development expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58,489 63,167 Marketing and selling expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 138,150 160,917 General and administrative expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41,812 43,623 Amortization of acquired intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,305 13,018 Restructuring expense (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (86) 2,190 Income from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35,986 25,379 Other (expense) income, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8,754) 15,674 Interest expense, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (30,516) (15,087) (Loss) income before income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,284) 25,966 Income tax expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,794 6,115 Net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (10,078) 19,851 Add: Net (income) loss attributable to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (677) 180 Net (loss) income attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ($10,755) $20,031 Basic net (loss) income per share attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . ($0.41) $0.67 Diluted net (loss) income per share attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . ($0.41) $0.66 Weighted average shares outstanding — basic . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25,945,998 29,747,035 Weighted average shares outstanding — diluted . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25,945,998 30,529,472 ____________________________________________ (1) Share-based compensation is allocated as follows: Three Months Ended September 30, 2020 2019 Cost of revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 100 $ 88 Technology and development expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,191 1,734 Marketing and selling expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,685 (1,311) General and administrative expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,307 4,239 Restructuring expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 664 Page 23 of 35

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended September 30, 2020 2019 Operating activities Net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (10,078) $ 19,851 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42,290 42,535 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8,283 5,414 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (32) (960) Unrealized loss (gain) on derivatives not designated as hedging instruments included in net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14,628 (14,527) Effect of exchange rate changes on monetary assets and liabilities denominated in non- functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,958) 5,028 Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,192 1,365 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (12,448) (6,595) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,111) (6,410) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,523 737 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38,684 (11,038) Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,708 27,505 Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105,681 62,905 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (8,383) (14,193) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (4,272) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (14,804) (12,471) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,103 670 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 903 Net cash used in investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (21,084) (29,363) Financing activities Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99,000 277,785 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (182,726) (74,392) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (410) — Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . (648) — Payments of withholding taxes in connection with equity awards . . . . . . . . . . . . . . . . . . . . . . . . . . (5,592) (359) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,592) (2,719) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (231,883) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (11) (1,437) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (91,979) (33,005) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,590 (4,582) Net decrease in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,792) (4,045) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45,021 35,279 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 40,229 $ 31,234 Page 24 of 35

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing- twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, VIDA revenue from Q1 FY2019 through Q4 FY2019, and BuildASign revenue from Q2 FY2019 through Q1 FY2020. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is adjusted net operating profit after tax (NOPAT) or adjusted NOPAT excluding share-based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as adjusted EBITDA from above, plus depreciation and amortization (except depreciation related to Waltham lease and amortization of acquired intangibles), plus share-based compensation not related to investment consideration or restructuring, less cash taxes. Adjusted NOPAT excluding share-based compensation removes all share-based compensation expense in Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 25 of 35

CONSTANT-CURRENCY REVENUE GROWTH RATES (Quarterly) Total Company Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Reported revenue growth 5% 8% 4% 7% 8% (1) % (10) % (36) % (7) % Currency impact 1% 3% 5% 3% 2% 2% 2% 1% (2) % Revenue growth in constant currency 6% 11% 9% 10% 10% 1% (8) % (35) % (9) % Impact of TTM acquisitions, divestitures & JVs 2% (5) % (6) % (5) % (6) % (1) % (1) % (1) % (1) % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 8% 6% 3% 5% 4% — % (9) % (36) % (10) % Vistaprint Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Reported revenue growth 6% 1% (2) % (2) % (1) % (2) % (12) % (32) % (4) % Currency impact 1% 2% 3% 2% 2% — % 1% 1% (1) % Revenue growth in constant currency 7% 3% 1% — % 1% (2) % (11) % (31) % (5) % Upload and Print ($M) Q1FY20 Q1FY21 PrintBrothers reported revenue $ 109.3 $ 100.1 The Print Group reported revenue $ 72.3 $ 66.4 Upload and Print inter-segment eliminations $ (0.2) $ (0.3) Total Upload and Print revenue in USD $ 181.3 $ 166.3 Upload and Print Q2FY20 Q3FY20 Q4FY20 Q1FY21 Reported revenue growth 5% (5) % (42) % (8) % Currency impact 3% 3% 2% (5) % Revenue growth in constant currency 8% (3) % (41) % (13) % Impact of TTM acquisitions (2) % (2) % (1) % (1) % Revenue growth in constant currency excl. TTM acquisitions 6% (5) % (42) % (14) % PrintBrothers Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Reported revenue growth 10% 8% 5% 8% 8% 9% — % (38) % (8) % Currency impact 2% 4% 9% 7% 5% 3% 3% 1% (5) % Revenue growth in constant currency 12% 12% 14% 15% 13% 12% 3% (37) % (13) % Impact of TTM acquisitions — % — % — % — % — % (4) % (3) % (2) % (2) % Revenue growth in constant currency excl. TTM acquisitions 12% 12% 14% 15% 13% 8% — % (39) % (15) % Values may not sum to total due to rounding. Page 26 of 35

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Quarterly)

The Print Group	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21
Reported revenue growth	4 %	3 %	(2)%	3 %	2 %	— %	(13)%	(47)%	(8)%
Currency impact	1 %	3 %	8 %	6 %	5 %	3 %	3 %	1 %	(4)%
Revenue growth in constant currency	5 %	6 %	6 %	9 %	7 %	3 %	(10)%	(46)%	(12)%

National Pen	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21
Reported revenue growth	10 %	5 %	(2)%	6 %	6 %	(4)%	(14)%	(53)%	(4)%
Currency impact	1 %	2 %	3 %	2 %	2 %	1 %	1 %	— %	(1)%
Revenue growth in constant currency	11 %	7 %	1 %	8 %	8 %	(3)%	(13)%	(53)%	(5)%

All Other Businesses	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21
Reported revenue growth	(59)%	544 %	443 %	500 %	448 %	3 %	3 %	1 %	3 %
Currency impact	8 %	14 %	12 %	9 %	1 %	1 %	2 %	2 %	3 %
Revenue growth in constant currency	(51)%	558 %	455 %	509 %	449 %	4 %	5 %	3 %	6 %
Impact of TTM acquisitions and divestitures	92 %	(546)%	(470)%	(509)%	(453)%	— %	— %	1 %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	41 %	12 %	(15)%	— %	(4)%	4 %	5 %	4 %	6 %

Values may not sum to total due to rounding.

Page 27 of 35

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	27 %	32 %	16 %	12 %
Currency impact	(3)%	(5)%	(8)%	(4)%
Revenue growth in constant currency	24 %	27 %	8 %	8 %
Impact of TTM acquisitions, divestitures & JVs	(12)%	(16)%	3 %	3 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	12 %	11 %	11 %	11 %

Total Company	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21
Reported revenue growth	5 %	8 %	4 %	7 %	8 %	(1)%	(10)%	(36)%	(7)%
Currency impact	1 %	3 %	5 %	3 %	2 %	2 %	2 %	1 %	(2)%
Revenue growth in constant currency	6 %	11 %	9 %	10 %	10 %	1 %	(8)%	(35)%	(9)%
Impact of TTM acquisitions, divestitures & JVs	2 %	(5)%	(6)%	(5)%	(6)%	(1)%	(1)%	(1)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	8 %	6 %	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%

2-Year Stacked Organic Constant-Currency	Q1'18+Q1'19	Q2'18+Q2'19	Q3'18+Q3'19	Q4'18+Q4'19	Q1'19+Q1'20	Q2'19+Q2'20	Q3'19+Q3'20	Q4'19+Q4'20	Q1'20+Q1'21
Year 1 (Earlier of the 2 Stacked Periods)	12 %	11 %	11 %	11 %	8 %	6 %	3 %	5 %	4 %
Year 2 (More Recent of the 2 Stacked Periods)	8 %	6 %	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%
Year 1 + Year 2	20 %	17 %	14 %	16 %	12 %	6 %	(6)%	(31)%	(5)%

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Digipri (the part of our Japan business that we previously sold) revenue, for Q2 FY2018, and VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020.

Values may not sum to total due to rounding.

Page 28 of 35

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D) (Quarterly) Vistaprint Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Reported revenue growth 6% 1% (2) % (2) % (1) % (2) % (12) % (32) % (4) % Currency impact 1% 2% 3% 2% 2% — % 1% 1% (1) % Revenue growth in constant currency 7% 3% 1% — % 1% (2) % (11) % (31) % (5) % Q1'19+Q Q2'19+Q Q3'19+Q Q4'19+Q Q1'20+Q 2-Year Stacked Organic Constant-Currency 1'20 2'20 3'20 4'20 1'21 Year 1 (Earlier of the 2 Stacked Periods) 7% 3% 1% — % 1 % Year 2 (More Recent of the 2 Stacked Periods) 1% (2) % (11) % (31) % (5) % Year 1 + Year 2 8% 1% (10) % (31) % (4) % PrintBrothers Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Reported revenue growth 10% 8% 5% 8% 8% 9% — % (38) % (8) % Currency impact 2% 4% 9% 7% 5% 3% 3% 1% (5) % Revenue growth in constant currency 12% 12% 14% 15% 13% 12% 3% (37) % (13) % Impact of TTM acquisitions, divestitures & JVs — % — % — % — % — % (4) % (3) % (2) % (2) % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 12% 12% 14% 15% 13% 8% — % (39) % (15) % Q1'19+Q Q2'19+Q Q3'19+Q Q4'19+Q Q1'20+Q 2-Year Stacked Organic Constant-Currency 1'20 2'20 3'20 4'20 1'21 Year 1 (Earlier of the 2 Stacked Periods) 12% 12% 14% 15% 13 % Year 2 (More Recent of the 2 Stacked Periods) 13% 8% — % (39) % (15) % Year 1 + Year 2 25% 20% 14% (24) % (2) % The Print Group Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Reported revenue growth 4% 3% (2) % 3% 2% — % (13) % (47) % (8) % Currency impact 1% 3% 8% 6% 5% 3% 3% 1% (4) % Revenue growth in constant currency 5% 6% 6% 9% 7% 3% (10) % (46) % (12) % Q1'19+Q Q2'19+Q Q3'19+Q Q4'19+Q Q1'20+Q 2-Year Stacked Organic Constant-Currency 1'20 2'20 3'20 4'20 1'21 Year 1 (Earlier of the 2 Stacked Periods) 5% 6% 6% 9% 7 % Year 2 (More Recent of the 2 Stacked Periods) 7% 3% (10) % (46) % (12) % Year 1 + Year 2 12% 9% (4) % (37) % (5) % Values may not sum to total due to rounding. Page 29 of 35

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21
Total revenue	$589.0	$825.6	$661.8	$674.7	$634.0	$820.3	$598.0	$429.1	$586.5
Cost of revenue	$302.5	$411.5	$342.7	$344.7	$325.7	$394.0	$309.6	$219.6	$298.8
Gross profit (revenue minus cost of revenue)	**$286.5**	**$414.1**	**$319.1**	**$330.0**	**$308.3**	**$426.3**	**$288.4**	**$209.5**	**$287.7**
as a percent of total revenue	*48.6 %*	*50.2 %*	*48.2 %*	*48.9 %*	*48.6 %*	*52.0 %*	*48.2 %*	*48.8 %*	*49.0 %*
Advertising expense and payment processing fees	$123.4	$147.8	$108.7	$91.5	$103.5	$109.6	$86.9	$43.8	$79.2
Contribution profit (gross profit minus advertising/processing fees)	**$163.2**	**$266.3**	**$210.4**	**$238.5**	**$204.8**	**$316.8**	**$201.5**	**$165.7**	**$208.4**
as a percent of total revenue	*27.7 %*	*32.3 %*	*31.8 %*	*35.4 %*	*32.3 %*	*38.6 %*	*33.7 %*	*38.6 %*	*35.5 %*

Values may not sum to total due to rounding.

Page 30 of 35

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q1FY19	Q2FY19	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21
Vistaprint	$ 65.5	$102.5	$ 88.1	$ 93.5	$ 87.3	$138.9	$ 73.8	$ 66.4	$ 90.2
PrintBrothers	10.6	11.7	8.1	13.1	10.8	16.5	8.7	3.5	9.7
The Print Group	11.8	16.4	15.7	20.1	13.6	18.1	10.9	8.9	12.2
National Pen	(16.5)	26.6	0.1	7.0	(9.9)	28.1	(1.2)	(9.4)	(10.7)
All Other Businesses	(4.7)	(2.3)	(1.1)	1.8	1.7	3.7	3.2	8.9	8.6
Total segment EBITDA (loss)	**$ 66.8**	**$154.9**	**$110.8**	**$135.7**	**$103.6**	**$205.2**	**$ 95.3**	**$ 78.3**	**$110.0**
Central and corporate costs ex. unallocated SBC	(30.8)	(29.8)	(31.2)	(29.3)	(34.2)	(35.6)	(34.6)	(29.0)	(29.9)
Unallocated SBC	(4.1)	11.1	(0.2)	(3.1)	0.5	(2.8)	(3.7)	(1.0)	(1.2)
Exclude: share-based compensation included in segment EBITDA	8.9	(5.6)	4.5	7.6	4.8	8.3	8.9	11.3	8.3
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	1.6	7.4	4.8	6.4	4.8	10.4	5.0	4.3	1.2
Adjusted EBITDA	**$ 42.5**	**$138.1**	**$ 88.9**	**$117.2**	**$ 79.5**	**$185.5**	**$ 70.9**	**$ 63.8**	**$ 88.5**
Depreciation and amortization	(40.7)	(44.5)	(44.1)	(43.7)	(42.5)	(42.4)	(41.8)	(41.2)	(42.3)
Waltham, MA lease depreciation adjustment[1]	1.0	1.0	1.0	1.0	—	—	—	—	—
Earn-out related charges	—	—	—	—	—	—	—	0.1	—
Share-based compensation expense[2]	(8.9)	2.7	(4.5)	(7.6)	(4.8)	(8.3)	(8.9)	(11.3)	(8.3)
Certain impairments and other adjustments	0.1	(0.1)	(0.8)	(9.9)	0.2	(0.9)	(102.0)	(1.9)	(0.8)
Restructuring-related charges	(0.2)	(1.0)	(7.9)	(3.0)	(2.2)	(1.9)	(0.9)	(8.5)	0.1
Interest expense for Waltham, MA lease[1]	1.8	1.8	1.8	1.8	—	—	—	—	—
Realized (gains) losses on currency derivatives not included in operating income	(1.6)	(7.4)	(4.8)	(6.4)	(4.8)	(10.4)	(5.0)	(4.3)	(1.2)
Total income (loss) from operations	**$ (6.0)**	**$ 90.6**	**$ 29.6**	**$ 49.4**	**$ 25.4**	**$121.6**	**$(87.7)**	**$ (3.3)**	**$ 36.0**
Operating income (loss) margin	*(1)%*	*11 %*	*4 %*	*7 %*	*4 %*	*15 %*	*(15)%*	*(1)%*	*6 %*
Operating income (loss) year-over-year growth	*(113)%*	*25 %*	*78 %*	*126 %*	*524 %*	*34 %*	*(396)%*	*(107)%*	*42 %*

[1] During Q1 FY2020, we adopted the new lease accounting standard, ASC 842. Our Waltham, MA lease, which was previously classified as build-to-suit, is now classified as an operating lease under the new standard. The Waltham depreciation and interest expense adjustments that were made in comparative periods are no longer made beginning in FY2020, as any impact from the Waltham lease is reflected in operating income.
[2] Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

Values may not sum to total due to rounding.

Page 31 of 35

ADJUSTED EBITDA (Quarterly, in millions) Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 GAAP operating income (loss) ($6.0) $90.6 $29.6 $49.4 $25.4 $121.6 ($87.7) ($3.3) $36.0 Depreciation and amortization $40.7 $44.5 $44.1 $43.7 $42.5 $42.4 $41.8 $41.2 $42.3 Waltham, MA lease depreciation adjustment ($1.0) ($1.0) ($1.0) ($1.0) $— $— $— $— $— Share-based compensation expense1 $8.9 ($2.7) $4.5 $7.6 $4.8 $8.3 $8.9 $11.3 $8.3 Interest expense associated with Waltham, MA lease ($1.8) ($1.8) ($1.8) ($1.8) $— $— $— $— $— Certain impairments and other adjustments ($0.1) $0.1 $0.8 $9.9 ($0.2) $0.9 $102.0 $1.9 $0.8 Restructuring related charges $0.2 $1.0 $7.9 $3.0 $2.2 $1.9 $0.9 $8.5 ($0.1) Realized gains (losses) on currency derivatives not included in operating income $1.6 $7.4 $4.8 $6.4 $4.8 $10.4 $5.0 $4.3 $1.2 Adjusted EBITDA2,3 $42.5 $138.1 $88.9 $117.2 $79.5 $185.5 $70.9 $63.8 $88.5 ADJUSTED EBITDA (TTM, in millions) TTM TTM TTM TTM TTM TTM TTM TTM TTM Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 GAAP operating income (loss) $105.2 $123.1 $136.1 $163.6 $195.0 $226.0 $108.6 $56.0 $66.6 Depreciation and amortization $167.3 $170.5 $171.2 $173.0 $174.8 $172.6 $170.4 $167.9 $167.7 Waltham, MA lease depreciation adjustment ($4.1) ($4.1) ($4.1) ($4.1) ($3.1) ($2.1) ($1.0) $— $— Share-based compensation expense1 $51.2 $35.7 $27.4 $18.3 $14.1 $25.2 $29.6 $33.3 $36.8 Proceeds from insurance $0.7 $0.3 $— $— $— $— $— $— $— Interest expense associated with Waltham, MA lease ($7.4) ($7.4) ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— $— Earn-out related charges $1.3 $— $— $— $— $— $— ($0.1) ($0.1) Certain impairments and other adjustments $2.8 $2.4 $2.3 $10.7 $10.6 $11.5 $112.7 $104.6 $105.6 Gain on purchase or sale of subsidiaries $0.4 $0.4 $0.4 $— $— $— $— $— $— Restructuring related charges $14.6 $4.1 $9.6 $12.1 $14.1 $14.9 $8.0 $13.5 $11.3 Realized gains (losses) on currency derivatives not included in operating income ($9.2) $1.8 $11.4 $20.3 $23.5 $26.5 $26.6 $24.5 $20.9 Adjusted EBITDA2,3 $322.8 $326.8 $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 $408.7 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. Values may not sum to total due to rounding. Page 32 of 35

ADJUSTED FREE CASH FLOW (Quarterly, in millions) Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Net cash provided by operating activities $22.2 $183.3 $17.0 $108.6 $62.9 $202.2 $19.0 $54.4 $105.7 Purchases of property, plant and equipment ($21.0) ($17.7) ($19.2) ($12.6) ($14.2) ($13.9) ($10.5) ($11.8) ($8.4) Capitalization of software and website development costs ($11.2) ($10.7) ($12.7) ($14.0) ($12.5) ($10.9) ($12.4) ($8.2) ($14.8) Adjusted free cash flow ($10.1) $154.8 ($14.9) $81.9 $36.2 $177.3 ($4.0) $34.4 $82.5 Reference: Value of capital leases $3.6 $3.7 $4.4 $0.3 $— $0.1 $1.5 $— $0.1 Cash restructuring payments $1.2 $0.4 $3.1 $1.3 $2.3 $0.5 $2.3 $4.0 $2.5 Cash paid during the period for interest $7.5 $22.3 $10.1 $24.1 $9.4 $23.9 $9.5 $30.1 $9.1 Interest expense for Waltham, MA Lease ($1.8) ($1.8) ($1.8) ($1.8) $— $— $— $— $— Cash interest related to borrowing $5.7 $20.4 $8.3 $22.3 $9.4 $23.9 $9.5 $30.1 $9.1 ADJUSTED FREE CASH FLOW (TTM, in millions) TTM TTM TTM TTM TTM TTM TTM TTM TTM Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Net cash provided by operating activities $198.2 $221.1 $270.2 $331.1 $371.8 $390.7 $392.7 $338.4 $381.2 Purchases of property, plant and equipment ($61.5) ($61.0) ($71.4) ($70.6) ($63.7) ($59.9) ($51.3) ($50.5) ($44.7) Purchases of intangible assets not related to acquisitions ($0.3) ($0.1) $— ($0.1) $— $— $— $— $— Capitalization of software and website development costs ($43.1) ($44.7) ($46.0) ($48.7) ($49.9) ($50.1) ($49.8) ($44.0) ($46.3) Payment of contingent earn-out liabilities $49.2 $49.2 $— $— $— $— $— $— $— Adjusted free cash flow $142.5 $164.6 $152.7 $211.8 $258.1 $280.6 $291.5 $244.0 $290.2 Reference: Value of capital leases $4.1 $7.6 $11.6 $11.9 $8.3 $4.8 $1.8 $1.6 $1.7 Cash restructuring payments $14.5 $8.1 $7.0 $6.0 $7.1 $7.1 $6.3 $9.1 $9.3 Cash paid during the period for interest $55.7 $60.6 $62.6 $63.9 $65.8 $67.4 $66.8 $72.9 $72.6 Interest expense for Waltham, MA Lease ($7.4) ($7.4) ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— $— Cash interest related to borrowing $48.3 $53.2 $55.3 $56.7 $60.4 $63.9 $65.0 $72.9 $72.6 Values may not sum to total due to rounding. Page 33 of 35

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW) (Quarterly, in millions) Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 P&L view of interest expense $13.8 $16.8 $16.8 $15.8 $15.1 $15.7 $17.3 $27.8 $30.5 Less: Interest expense associated with Waltham, MA Lease ($1.8) ($1.8) ($1.8) ($1.8) $— $— $— $— $— Less: Interest expense related to investment consideration $— ($0.8) $— $— $— $— $— $— $— Interest expense related to borrowing $11.9 $14.2 $15.0 $14.0 $15.1 $15.7 $17.3 $27.8 $30.5 RETURN ON INVESTED CAPITAL (TTM, in millions except percentages) Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Total Debt $863.6 $1,048.4 $1,075.1 $1,023.6 $1,227.8 $1,370.3 $1,671.6 $1,433.6 $1,354.2 Redeemable Noncontrolling Interest $91.4 $53.4 $52.4 $63.2 $65.5 $68.2 $69.7 $69.1 $71.2 Total Shareholders' Equity (Deficit) $82.1 $128.2 $128.9 $131.8 ($75.6) ($180.5) ($404.3) ($407.5) ($414.4) Excess Cash¹ $— $— $— $— $— $— ($91.9) $— $— Invested Capital² $1,037.2 $1,230.0 $1,256.4 $1,218.6 $1,217.7 $1,258.0 $1,245.0 $1,095.2 $1,011.0 Average Invested Capital³ $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 TTM TTM TTM TTM TTM TTM TTM TTM TTM Q1FY19 Q2FY19 Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Adjusted EBITDA $322.8 $326.8 $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 $408.7 Depreciation and amortization ($167.3) ($170.5) ($171.2) ($173.0) ($174.8) ($172.6) ($170.4) ($167.9) ($167.7) Waltham, MA lease depreciation adjustment $4.1 $4.1 $4.1 $4.1 $3.1 $2.1 $1.0 $— $— Amortization of acquired intangible assets adjustment $48.5 $50.8 $51.9 $53.3 $55.0 $53.3 $51.9 $51.8 $52.1 Share-based compensation ex. restructuring and investment ($44.5) ($27.1) ($18.8) ($15.4) ($11.2) ($25.2) ($29.6) ($33.3) ($36.8) consideration Cash taxes paid in the current period ($32.4) ($32.8) ($30.5) ($26.3) ($25.4) ($20.6) ($20.0) ($13.5) ($9.4) Adjusted NOPAT $131.2 $151.4 $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 $246.9 Average Invested Capital3 (from above) $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 TTM Adjusted ROIC 13% 14% 16% 19% 22% 25% 23% 20% 21 % Adjusted NOPAT (from above) $131.2 $151.4 $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 $246.9 Add back: SBC excluding investment consideration and $44.5 $27.1 $18.8 $15.4 $11.2 $25.2 $29.6 $33.3 $36.8 restructuring4 TTM Adjusted NOPAT excluding SBC $175.7 $178.4 $201.4 $244.6 $281.5 $333.2 $315.7 $270.1 $283.7 Average Invested Capital3 (from above) $986.0 $1,067.0 $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 TTM Adjusted ROIC excluding SBC 18% 17% 18% 21% 23% 27% 26% 22% 25% 1Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero. 2,3Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash. 4Adjusted EBITDA excludes all SBC. We show adjusted NOPAT for the purposes of the ROIC calculation including SBC not related to investment consideration and restructuring, and also without. Values may not sum to total due to rounding. Page 34 of 35

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses and financial results during the second quarter and full fiscal year 2021; the effects of the COVID-19 pandemic on our business and financial results and the expected benefits of cost reductions; our expectations for future spending on advertising and the anticipated efficiencies of that spending; the anticipated launches of Vistaprint's new websites in additional markets; our expectations with respect to the newly acquired 99designs business; the deployment and anticipated benefits to our businesses of our mass customization platform and ecommerce technology; and the information set forth in the Current Outlook section of this document. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic; our failure to anticipate and react to the effects of the pandemic on our customers, supply chain, markets, team members, and business; our inability to take the actions that we plan to take or the failure of those actions to achieve the results we expect; loss or unavailability of key personnel; our failure to develop and deploy our mass customization platform or technology infrastructure or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; the failure of the businesses we acquire or invest in to perform as expected; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2020 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 35 of 35